Business Combinations And Other Acquisitions	12 Months Ended
Dec. 31, 2013
Business Combinations And Other Acquisitions [Abstract]
Business Combinations And Other Acquisitions

4. BUSINESS COMBINATIONS AND OTHER ACQUISITIONS

Acquisition of The Elk Horn Coal Company, LLC

In June 2011, the Partnership completed the acquisition of 100% of the ownership interests in The Elk Horn Coal Company, LLC (“Elk Horn”) for approximately $119.7 million in cash consideration, or approximately $119.6 million net of cash acquired (referred to as the “Elk Horn Acquisition”). Elk Horn is primarily a coal leasing company that owns or controls coal reserves and non-reserve coal deposits and surface acreage in eastern Kentucky. The Elk Horn Acquisition was initially funded with borrowings under the Partnership’s credit facility. The Partnership completed a public offering of common units in July 2011 that provided proceeds the Partnership used to repay existing indebtedness on its credit facility that was incurred from the Elk Horn acquisition. The following table summarizes the assets acquired and liabilities assumed as of the acquisition date:

(in thousands)
Cash	$ 58
Accounts receivable	2,619
Prepaid expenses and other	94
Property, plant and equipment	7,466
Mine development costs	3,000
Coal properties	111,647
Intangible assets	654
Other non-current assets	1,112
Accounts payable	(79)
Deferred revenues	(2,499)
Accrued expenses and other	(1,691)
Asset retirement obligations	(2,707)
Net assets acquired	$ 119,674
Total consideration	$ 119,674

Although the responsibility of valuation remains with the Partnership’s management, the determination of the fair values of the various assets and liabilities acquired were based in part upon studies conducted by third‑party professionals with experience in the appropriate subject matter. The studies related to the value of the property, plant and equipment, coal properties, intangible assets acquired and asset retirement obligations. The table above reflects the allocation of the purchase price to the fair value of the assets acquired and liabilities assumed in the Elk Horn Acquisition, which resulted in no recognition of goodwill or gain on the acquisition. The Partnership’s consolidated statements of operations and comprehensive income do not include revenue, costs or net income from Elk Horn prior to June 10, 2011, the effective date of the acquisition. The post-acquisition revenue of Elk Horn that is included in the Partnership’s results was approximately $13.0 million for the year ended December 31, 2011. The post-acquisition net income of Elk Horn that is included in the Partnership’s results was approximately $7.7 million for the year ended December 31, 2011.

The following table presents selected unaudited pro forma financial information for the year ended December 31, 2011. The pro forma information was prepared using Elk Horn’s historical financial data and also reflects adjustments based upon assumptions by the Partnership’s management to give effect for certain pro forma items that are directly attributable to the acquisition. These pro forma adjustment items include increased depletion expense related to the step-up in basis for the mineral assets acquired and increased interest expense from borrowings incurred to fund the acquisition. The pro forma adjustments for interest expense and earnings per unit reflect the net amount of the additional borrowings incurred by the Partnership in June 2011 to initially fund the acquisition that were partially offset by proceeds from common units issued in a public offering completed in July 2011. Supplemental pro forma revenue, net earnings and earnings per unit disclosures are as follows.

Year ended
December 31, 2011
Revenues:	(in thousands)
As reported	$ 367,221
Pro forma adjustments	9,477
Pro forma revenues	$ 376,698

Net Income:
As reported	$ 38,071
Pro forma adjustments	3,129
Pro forma net income	$ 41,200

Net income per limited partner unit, diluted:
As reported	$ 1.43
Pro forma adjustments	$ 0.03
Pro forma net income per limited partner unit	$ 1.46

Acquisition of Oil and Gas Mineral Rights

Beginning in 2011, the Partnership and an affiliate of Wexford Capital participated with Gulfport, a publicly traded company, to acquire interests in a portfolio of oil and natural gas leases in the Utica Shale. During the year ended December 31, 2011, the Partnership completed the acquisitions of interests in a portfolio of leases in the Utica Shale region of eastern Ohio, which consisted of a 10.8%  net interest in approximately 80,000 gross acres. During the third quarter of 2012, the Partnership completed an exchange of its initial 10.8% position for a pro rata interest in 125,000 gross acres under lease by Gulfport and an affiliate of Wexford Capital. The non-cash transaction was an exchange of the Partnership’s operating interest for the operating interest owned by another party in order to diversify the Partnership’s risk in its oil and natural gas investment. Thus, the Partnership determined that the non-cash exchange of the Partnership’s ownership interest in the Utica acreage did not result in any gain or loss. Also during the third quarter of 2012, the Partnership’s position was adjusted to a 5% net interest in the 125,000 gross acres, or approximately 6,250 net acres. As of December 31, 2013, the Partnership had invested approximately $31.1 million for its pro rata interest in the Utica Shale portfolio of oil and natural gas leases, which consisted of a 5% interest in a total of approximately 152,300 gross acres, or 7,615 net acres. In addition, per the joint operating agreement completed between the Partnership, Gulfport and an affiliate of Wexford Capital, the Partnership has funded its proportionate share of drilling costs to Gulfport for wells being drilled on the Partnership’s acreage. For the years ended December 31, 2013 and 2012, the Partnership has funded approximately $23.3 million and $5.3 million, respectively, of drilling costs that are included in Oil and natural gas properties in the Partnership’s consolidated statements of financial position. For the year ended December 31, 2013, the Partnership recorded revenue from its Utica Shale investment of approximately $5.6 million in Other revenue and approximately $2.6 million of depletion expense in the Partnership’s consolidated statements of operations and comprehensive income. The Partnership recognized an immaterial amount of revenue and depletion expense from its Utica Shale investment for the year ended December 31, 2012. As described in Note 3, in February 2014, the Partnership signed a binding letter of intent to sell its entire Utica Shale joint interest investment to Gulfport for $185 million, subject to customary closing conditions.

In March 2012, the Partnership completed a lease agreement with a third party for approximately 1,232 acres that the Partnership previously owned in the Utica Shale region in Harrison County, Ohio. The lease agreement is for an initial five year term with an optional three year renewal period and conveys rights to the third party to perform drilling and operating activities for producing oil, natural gas or other hydrocarbons. As part of the lease agreement, the third party agreed to pay the Partnership the sum of $6,000 per acre as a lease bonus, of which $0.5 million was paid at the signing of the lease agreement. An additional $6.9 million was paid in the second quarter of 2012 totaling approximately $7.4 million of lease bonus payments for the approximately 1,232 acres. In addition, the lease agreement stipulates that the third party shall pay the Partnership a 20% royalty based upon the gross proceeds received from the sale of oil and/or natural gas recovered from the leased property.

The Partnership analyzed the lease agreement and determined that the lease bonus payments represented a conveyance of these oil and natural gas rights, and should be recognized as a component of the Partnership’s consolidated statements of operations. This determination was based upon the fact that that the lease agreement did not require the Partnership to perform any future obligations to perform or participate in drilling activities and the lease agreement did not result in any pooling of assets that would be used to perform any future drilling activities. In addition, the entire amount of the lease bonus was recognized as Other revenues since the Partnership’s business activities have historically included the leasing of mineral resources, including coal leasing, which have been recorded as Other revenues. For the year ended December 31, 2012, the Partnership recorded $7.4 million related to the initial lease bonus payments within Other revenues in the Partnership’s Northern Appalachia segment.

In April 2013, the Partnership closed on an agreement with a third party to sell the 20% royalty interest on its owned 1,232 acres in the Utica Shale for approximately $10.5 million. The sale of the royalty interest resulted in a gain of approximately $10.5 million since the Partnership had no cost basis associated with the royalty interest. This gain is included on the (Gain) on sale/disposal of assets—net line of the Partnership’s consolidated statements of operations and comprehensive income.

In September 2013, the Partnership closed on an agreement with a third party to sell the oil and natural gas mineral rights for approximately 57 acres the Partnership owns in the Utica Shale region in Harrison County, Ohio for approximately $0.6 million.  The sale of this acreage resulted in a gain of approximately $0.6 million since the Partnership had no cost basis associated with this property. This gain is included on the (Gain) on sale/disposal of assets—net line of the Partnership’s consolidated statements of operations and comprehensive income.

During the year ended December 31, 2011, the Partnership completed the acquisition of certain oil and natural gas mineral rights in the Cana Woodford region of western Oklahoma for a total purchase price of approximately $8.1 million. The Partnership recorded an immaterial amount of royalty revenue from its Cana Woodford investment during the years ended December 31, 2013 and 2012.

Acquisition of Coal Property

In May 2012, the Partnership completed the purchase of certain rights to coal leases and surface property located in Daviess and McLean counties in western Kentucky for approximately $1.5 million. In addition, the Partnership could potentially be required to pay an additional $3.0 million related to this acquisition if certain conditions are met. Of that amount, $2.0 million was initially recorded in Property, plant and equipment and Accrued expenses related to this acquisition since this additional amount related to the purchase of these assets was probable and estimable. The remaining $1.0 million in potential payments has not been recorded because the conditions requiring payment of this amount have not yet occurred.

During the third quarter of 2012, the Partnership paid $1.6 million of the $2.0 million that was accrued related to the acquisition since the conditions requiring payment had been met. The remaining balance of $0.4 million was paid in the fourth quarter of 2013 since the conditions requiring payment had been met.

The coal leases and property are estimated to contain approximately 32.6 million tons of proven and probable coal reserves as of December 31, 2013  that are contiguous to the Green River. The property was initially undeveloped, but fully permitted, and provides the Partnership with access to Illinois Basin coal that is adjacent to a navigable waterway, which could be exported to non-U.S. customers. The Partnership has commenced the construction of a new underground mining operation on this property with production targeted to begin in mid-2014.

In August 2011, the Partnership purchased non-reserve coal deposits at its Sands Hill operation for approximately $2.5 million, which is estimated to include approximately 2.5 million tons of non-reserve coal deposits.

In June 2011, the Partnership acquired approximately 32,600 acres and associated surface rights in Randolph and Upshur Counties, West Virginia for approximately $7.5 million. These development stage properties are unpermitted and contain no infrastructure. The property is estimated to contain approximately 8.2  million tons of proven and probable underground metallurgical coal reserves as of December 31, 2013.